Exhibit 99.1

BITCOIN MINING OPERATIONS OF BALD EAGLE MINING LLC

SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS OF

BITCOIN MINING OPERATIONS OF BALD EAGLE MINING, LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

BITCOIN MINING OPERATIONS OF BALD EAGLE MINING LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

INDEPENDENT AUDITORS’ REPORT

To the Members of
Bald Eagle Mining, LLC

Opinion

We have audited the special purpose carve-out financial statements of Bitcoin Mining Operations of Bald Eagle Mining, LLC, which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, invested equity, and cash flows for the years then ended, and the related notes to the special purpose carve-out financial statements.

In our opinion, based on our audits, the accompanying special purpose carve-out financial statements present fairly, in all material respects, the financial position of Bitcoin Mining Operations of Bald Eagle Mining, LLC as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 2, Bitcoin Mining Operations of Bald Eagle Mining, LLC is not a stand-along entity. The special purpose carve-out financial statements of Bitcoin Mining Operations of Bald Eagle Mining, LLC reflect the assets, liabilities, revenues, and expenses directly attributable to Bitcoin Mining Operations of Bald Eagle Mining, LLC, as well as allocations of assets, liabilities, revenues, and expenses deemed reasonable by management, to present the financial position, results of operations, changes in invested equity and cash flows of Bitcoin Mining Operations of Bald Eagle Mining, LLC on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in invested equity and cash flows of Bitcoin Mining Operations of Bald Eagle Mining, LLC in the future or what they would have been had Bitcoin Mining Operations of Bald Eagle Mining been a separate, stand-alone entity during the periods presented.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Bitcoin Mining Operations of Bald Eagle Mining, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose carve-out financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of special purpose carve-out financial statements that are free from material misstatement, whether due to fraud or error.

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In preparing the special purpose carve-out financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Bitcoin Mining Operations of Bald Eagle Mining, LLC’s ability to continue as a going concern within one year after the date that the special purpose carve-out financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the special purpose carve-out financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the special purpose carve-out financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the special purpose carve-out financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the special purpose carve-out financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Bitcoin Mining Operations of Bald Eagle Mining, LLC’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the special purpose carve-out financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Bitcoin Mining Operations of Bald Eagle Mining, LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ CBIZ CPAs P.C.

Costa Mesa, CA

April 7, 2025

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BITCOIN MINING OPERATIONS OF BALD EAGLE MINING, LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

BALANCE SHEETS

	December 31,
	2024	2023
ASSETS
CURRENT ASSETS:
Cash	23,473	57,889
Trade and other receivables	4,942	14,928
Digital assets	251,106	224,550
Receivable from sale of fixed assets	-	400,020
Total current assets	279,521	697,387
FIXED ASSETS:
Vehicles & equipment	123,550	123,550
Computers & servers	5,302,425	5,302,425
Containers	688,443	644,803
Generators	3,358,974	3,358,974
Transformers	296,936	296,936
Accumulated Depreciation	(5,600,664)	(4,357,804)
Net fixed assets	4,169,664	5,368,885
TOTAL ASSETS	4,449,186	6,066,272

LIABILITIES AND INVESTED EQUITY

CURRENT LIABILITIES:
Accrued expenses	66,360	65,756
Credit cards payable	4,382	-
Total current liabilities	70,742	65,756
INVESTED EQUITY:
Total invested equity	4,378,444	6,000,517
TOTAL LIABILITIES AND INVESTED EQUITY	4,449,186	6,066,272

The accompanying notes are an integral part of these financial statements

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BITCOIN MINING OPERATIONS OF BALD EAGLE MINING, LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

STATEMENTS OF OPERATIONS

	For the year ended December 31,
	2024	2023
REVENUE:
Bitcoin mining revenue	1,742,218	2,253,668

OPERATING EXPENSES:
Cost of revenue, excluding depreciation	1,005,187	1,102,072
General & administrative	54,518	240,184
Realized gain on digital assets	(500,889)	(2,564,143)
Unrealized gain on digital assets	(12,405)	(405,729)
Depreciation	1,242,861	1,241,406
Total operating expenses	1,789,272	(386,210)
Total operating (loss) income	(47,053)	2,639,878
OTHER INCOME (EXPENSE):
Gain (loss) on fixed asset sales	49,980	(136,043)
Interest income	-	1,854
Total other income (expense)	49,980	(134,190)
Net income	2,927	2,505,689

The accompanying notes are an integral part of these financial statements

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BITCOIN MINING OPERATIONS OF BALD EAGLE MINING, LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

STATEMENTS OF INVESTED EQUITY

For the years ended December 31, 2024 and 2023

Total Invested Equity

Balances at January 1, 2023	8,303,801
Net income	2,505,689
Net Contributions (Distributions) from Bald Eagle Mining, LLC	(4,808,972)
Balances at December 31, 2023	6,000,517
Net income	2,927
Net Contributions (Distributions) from Bald Eagle Mining, LLC	(1,625,000)
Balances at December 31, 2024	4,378,444

The accompanying notes are an integral part of these financial statements

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BITCOIN MINING OPERATIONS OF BALD EAGLE MINING, LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2024	2023
Cash Flows from Operating Activities:
Net income	2,927	2,505,689
Adjustment to reconcile net income to net cash used in operating activities:
Depreciation	1,242,861	1,241,406
(Gain) loss on sale of fixed assets	(49,980)	136,043
Bitcoin mining revenue	(1,742,218)	(2,253,668)
Realized gain (loss) on digital assets	(500,889)	(2,564,143)
Unrealized gain (loss) on digital assets	(12,405)	(405,729)
Changes in operating assets and liabilities:
Trade and other receivables	6,679	(6,679)
Accrued expenses	604	(50,973)
Credit cards payable	-	(6,667)
Net cash used in operating activities	(1,052,421)	(1,404,722)

Cash Flows from Investing Activities:
Purchases of property and equipment	(43,640)	-
Proceeds from sale of digital assets	2,232,263	6,196,606
Proceeds from sale of property and equipment	450,000	49,980
Net cash provided by investing activities	2,638,623	6,246,586

Cash Flows from Financing Activities
Member contributions	525,000	2,972,282
Member distributions	(2,150,000)	(7,781,255)
Net cash used in financing activities	(1,625,000)	(4,808,972)
Net change in cash	(38,799)	32,892
Cash - beginning balance	57,889	24,998
Cash - ending balance	19,091	57,889

Supplemental information:
Cash paid for interest	-	-
Cash paid for taxes	-	-
Non-cash transactions:
Receivable from sale of fixed assets	(400,000)	400,000

The accompanying notes are an integral part of these financial statements

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BITCOIN MINING OPERATIONS OF BALD EAGLE MINING, LLC

(A CARVE-OUT OF BALD EAGLE MINING, LLC)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Nature of Business

Bald Eagle Mining, LLC (“Bald Eagle”) was formed as a limited liability company in the State of Ohio on July 29, 2021. Bald Eagle Mining, LLC operates in the industry of sustainable bitcoin mining. Its facilities are powered by sustainable energy to operate its bitcoin mining computers.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying special purpose carve-out financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The bitcoin mining operations of Bald Eagle is an integrated business that operates in a single business segment and is not a stand-alone entity. The financial statements of the bitcoin mining operations reflect the assets, liabilities, revenue and expenses directly attributable to the bitcoin mining operations, as well as allocations of assets, liabilities, revenue and expenses deemed reasonable by management, to present the financial position, results of operations, changes in invested equity and cash flows of the bitcoin mining operations on a stand-alone basis. They exclude certain cryptocurrency trading accounts that were owned by Bald Eagle but not used in its bitcoin mining operations. The allocation methodologies have been described within the notes to the financial statements where appropriate, and management considers the allocations to be reasonable. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in invested equity and cash flows of the bitcoin mining operations in the future or what they would have been had the bitcoin mining operations been a separate, stand-alone entity during the periods presented. Within these financial statements, “we”, “us”, “our” and “Company” refers to the bitcoin mining operations.

Since the bitcoin mining operations represented 100% of the operating activities of Bald Eagle, the historical costs and expenses reflected in the carve-out financial statements represent all of the costs and operating expenses of Bald Eagle. The only transactions not reflected in the carve-out financial statements are certain cash contributions from its members, digital asset purchases made with those contributions, sales of those digital assets, and distributions of the resulting proceeds back to the members.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that that affect the amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual results could vary from these estimates. On an ongoing basis, management reviews estimates based upon information that is currently available. Changes in facts and circumstances may result in revised estimates, and any adjustment could be significant.

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Cash

The Company’s cash consists of cash maintained in checking and interest-bearing accounts. The Company accounts for financial instruments with original maturities of three months or less at the date of purchase as cash equivalents.

Digital assets

Bitcoin awarded to the Company through its mining activities are accounted for in connection with the Company’s revenue recognition policy. Bitcoin was the only material digital asset included in the Company’s bitcoin mining operations as of December 31, 2024 and 2023.

Digital assets are classified on the Company’s balance sheet as a current asset due to the Company’s ability to sell it in a highly liquid marketplace and its intent to liquidate a portion of its bitcoin to support operations as needed, and within a year from the balance sheet date. The Company has early-adopted ASU 2023-08 – Intangibles – Goodwill and Other – Crypto Assets (Subtopic 350-60), Accounting for and Disclosure of Crypto Assets and accordingly remeasures its digital asset holdings at fair value at each balance sheet date with changes recognized in operating expenses in the statements of operations. The Company tracks its cost basis of digital assets in accordance with the first-in-first-out (“FIFO”) method of accounting.

Sales of bitcoin are typically included within the investing activities on the statement of cash flows since the Company’s bitcoin holdings are typically not sold nearly immediately after being earned. The Company will monitor its cash needs and sell bitcoin in the future to fund its cash expenditures as needed.

Fixed Assets

Fixed assets are initially recognized at acquisition cost or manufacturing cost, including any costs directly attributable to bringing the assets to the location and condition necessary for them to be capable of operating in the manner intended by the Company’s management. Property, plant and equipment are subsequently measured at cost less accumulated depreciation and impairment losses. The Company treats the entirety of its bitcoin mining operations as a single asset group. When events or circumstances indicate that the carrying value of the assets group may not be recoverable, the Company evaluates whether the estimated future undiscounted cash flows associated with the asset group is less than its carrying value, and if so records impairment equal to the difference between the fair value and carrying value of the asset group.

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Depreciation is recognized on a straight-line basis to write down the cost less estimated residual value of computer equipment and furniture and fixtures. The following useful lives are applied:

Life (Years)
Vehicles & equipment	5
Computers & servers	5
Containers	15
Generators	8
Transformers	5

Gains or losses arising on the disposal of property, plant and equipment are determined as the difference between the disposal proceeds and the carrying amount of the assets and are recognized in profit or loss within other income or other expenses.

Recently issued accounting pronouncements

The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement affects the Company’s financial reporting, the Company evaluates the consequences of the change to its financial statements and assures that there are proper controls in place to ascertain that the Company’s financial statements properly reflect the change.

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, to address investor requests for more transparency about income tax information by requiring improvements to income tax disclosures, including, (i) consistent categories and greater disaggregation of information in the rate reconciliation, and (ii) income taxes paid disaggregated by jurisdiction. Additional amendments in this Update improve the effectiveness and comparability of disclosures by, (i) adding disclosures of pretax income (or loss) and income tax expense (or benefit), and (ii) removing disclosures that no longer are considered cost beneficial or relevant. The amendments in this update should be applied prospectively (retrospective application is permitted) and are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact that the amendments in this update will have on the Company’s financial statement disclosures.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, to address investor requests for more detailed information about certain types of reported costs and expenses. The amendments in this update require disclosure, in the notes to financial statements, at each interim and annual reporting period an entity: 1) disclose the amounts of (a) purchases of inventory, (b) employee compensation, (c) depreciation, and (d) intangible asset amortization included in each expense caption presented on the face of the income statement within continuing operations; 2) include certain amounts that are already required to be disclosed under current GAAP in the same disclosure as the other disaggregation requirements; 3) disclose a qualitative description of the amounts remaining that are not separately disaggregated quantitatively; and 4) disclose the total amount of selling expenses and, in annual reporting periods, an entity’s definition of selling expenses. The amendments in this update should be applied either prospectively or retrospectively, and are effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027,with early adoption permitted. Management is currently evaluating the impact that the amendments in this update will have on the Company’s financial statement disclosures.

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Recently adopted accounting pronouncements

In December 2023, the FASB issued ASU 2023-08, Intangibles - Goodwill and Other - Crypto Assets (Subtopic 350-60): Accounting for Disclosure of Crypto Assets, which establishes accounting guidance for crypto assets meeting certain criteria. Bitcoin meets these criteria. The amendments require crypto assets meeting the criteria to be recognized at fair value with changes recognized in net income for each reporting period. Upon adoption, a cumulative effect adjustment is made to the opening balance of retained earnings as of the annual reporting period of adoption. ASU 2023-08 is effective for fiscal years beginning after December 15, 2024, including interim periods within those fiscal years. Early adoption is permitted. The Company elected to early adopt ASU 2023-08 as of the beginning of the year ended December 31, 2023.

Note 3 - Revenue Recognition

The Company recognizes revenue in accordance with ASC 606. The core principle of the revenue standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

●	Step 1: Identify the contract with the customer;

●	Step 2: Identify the performance obligations in the contract;

●	Step 3: Determine the transaction price;

●	Step 4: Allocate the transaction price to the performance obligations in the contract; and

●	Step 5: Recognize revenue when the Company satisfies a performance obligation.

In order to identify the performance obligations in a contract with a customer, an entity must assess the promised goods or services in the contract and identify each promised good or service that is distinct. A performance obligation meets ASC 606’s definition of a “distinct” good or service (or bundle of goods or services) if both of the following criteria are met:

The customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer (i.e., the good or service is capable of being distinct); and

The entity’s promise to transfer the good or service to the customer is separately identifiable from other promises in the contract (i.e., the promise to transfer the good or service is distinct within the context of the contract).

If a good or service is not distinct, the good or service is combined with other promised goods or services until a bundle of goods or services is identified that is distinct.

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The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both. When determining the transaction price, an entity must consider the effects of all of the following:

●	Variable consideration

●	Constraining estimates of variable consideration

●	The existence of a significant financing component in the contract

●	Noncash consideration

●	Consideration payable to a customer

Variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized under the accounting contract will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

The transaction price is allocated to each performance obligation on a relative standalone selling price basis.

The transaction price allocated to each performance obligation is recognized when that performance obligation is satisfied, at a point in time or over time, as appropriate.

All of the Company’s revenues represents proceeds received from participating in a third-party operated bitcoin mining pool. When the Company is a participant in a third-party operated mining pool, the Company provides a service to perform hash calculations to the third-party pool operators.

The Company is entitled to non-cash compensation in the form of bitcoin based on the pool operator’s payout model, which is the Full-Pay-Per-Share (“FPPS”) model, under which the pool pays out block rewards and transaction fees, less mining pool fees. The Company is entitled to such non-cash consideration even if a block is not successfully validated by the mining pool operators.

The Company considers the third-party mining pool operator to be its customer under ASC 606. Contract inception and the Company’s enforceable right to consideration begins when the Company commences providing hash calculation services to the mining pool operators. Each party to the contract has the unilateral right to terminate the contract within 24 hours’ notice without any compensation to the other party for such termination. As such, the duration of a contract is less than a day and may be continuously renewed multiple times throughout the day. The implied renewal option is not a material right because there are no upfront or incremental fees in the initial contract and the terms, conditions, and compensation amount for the renewal options are at the then market rates.

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The Company’s sole performance obligation is to provide hash calculations to the third-party pool operators. Accordingly, the entire of the transaction price is allocated to such performance obligation. The Company measures the non-cash consideration (bitcoin) it receives is based on the simple average daily spot rate of bitcoin determined using the Company’s primary trading platform for bitcoin on the day of contract inception. The Company recognizes non-cash consideration on the same day that control of the contracted service is transferred to the pool operator, which is the same day as the contract inception.

The Company evaluates and accounts for its digital assets in accordance with ASU 2023-08, Intangibles—Goodwill and Other—Crypto Assets (Subtopic 350-60), the Company measures digital assets at fair value with changes recognized in operating expenses. The Company applies the first-in-first-out method of accounting to its digital assets and tracks the cost basis of the crypto asset by wallet.

Note 4 -Digital assets

The following table presents information about the Company’s bitcoin holdings. Other digital assets held by the Company are considered immaterial.

Bitcoin	Quantity	Amounts
Balance as of December 31, 2022	72.4	$1,197,232
Revenue recognized from Bitcoin mined	80.9	2,253,668
Proceeds from sale of Bitcoin	(148.2)	(6,196,606)
Realized gain from sale of Bitcoin	-	2,564,143
Change in fair value of Bitcoin	-	398,753
Balance as of December 31, 2023	5.1	217,190
Revenue recognized from Bitcoin mined	28.2	1,742,218
Proceeds from sale of Bitcoin	(30.8)	(2,232,263)
Realized gain from sale of Bitcoin	-	500,889
Change in fair value of Bitcoin	-	10,505
Balance as of December 31, 2024	2.5	$238,539

Bitcoin is treated as being sold on a FIFO basis. During the years ended December 31, 2024 and 2023, gains of approximately $0.5 million and $2.6, respectively, were recognized on all sales of Bitcoin and are included in Realized gain on sale of digital assets on the Company’s statements of operations.

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Note 5 - Property and Equipment

Property and equipment consists of the following:

	2024	2023
Vehicles & equipment	$123,550	$123,550
Computers & servers	5,302,425	5,302,425
Containers	688,443	644,803
Generators	3,358,974	3,358,974
Transformers	296,936	296,936
Total cost of property and equipment	9,770,329	9,726,689
Less accumulated depreciation	(5,600,664)	(4,357,804)
	4,169,664	5,368,885

Depreciation expense related to property and equipment totaled approximately $1.2 million for each of the years ended December 31, 2024 and 2023.

Note 7 – Commitments and Contingencies

Bald Eagle and the Company are subject to various legal actions that arise in the normal course of business. In the opinion of the Company’s management, there are no material legal actions pending or threatened which will have a material adverse effect on the Company’s financial position.

Note 8 - Income Taxes

No provision for federal income taxes has been recorded because Bald Eagle is taxed as a partnership and as such, its members are responsible for the tax on their allocated share of the taxable income or loss and are entitled to any available tax credits on their income tax returns. Accordingly, there is no income tax provision of Bald Eagle allocable to the bitcoin mining operations. On November 2, 2015, the Bipartisan Budget Act of 2015 was signed into law. Among other things, the act made significant changes to the rules for partnership audits and adjustments for taxable years beginning after January 1, 2018. Under these new rules, the partnership may pay the tax, interest and penalties resulting from adjustments in the event of an IRS examination. Certain qualifying partnerships may make an election to opt-out of these new rules and a “push-out” election may also be made to push such adjustments directly to the partners. Bald Eagle is ineligible to make the election to opt-out of these new audit rules and has not yet made a determination whether any push-out election will be made. These rules were enacted as an administrative convenience for the IRS. Any liability continues to be attributable to the partners and not the partnership. Therefore, management determined that there was no significant impact to its financial statements as a result of this act.

Note 9 - Subsequent Events

On January 17, 2025, Bald Eagle sold substantially all of the assets of its bitcoin mining operations to AgriFORCE Growing Systems, Ltd. for $3,550,000 in cash.

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